WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 14, 1996

                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                              INTERCELL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Colorado                 0-14306                 84-0928627
        -----------------------------------------------------------------------
          (State or other           (Commission              (IRS Employer
           jurisdiction             File Number)             Identification
           of incorporation)                                    Number)


                       7201 East Camelback Road, Suite 250
                            Scottsdale, Arizona 85251
            --------------------------------------------------------
              (Address of principal executive offices ) (Zip Code)


                                 (602) 952-1528
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                         4455 East Camelback Road, E-160
                             Phoenix, Arizona 85018
             -------------------------------------------------------
                         (Former name or former address)

ITEM 1.  ACQUISITION OR DISPOSITION OF ASSETS

On October 14, 1996, Intercell Corporation ("Registrant") by virtue of a merger of A.C. Magnetics, d/b/a M.C. Davis & Company, an Arizona corporation, into Cellular Magnetics, Inc., an Arizona corporation (the "Subsidiary"), a wholly owned subsidiary of the Registrant, acquired substantially all of the properties, assets and business operations of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company.

In connection with the Merger, the Registrant paid the shareholders of A.C. Magnetics, Inc., d/b/a/ M.C. Davis & Company, the sum of Eight Hundred Thousand Dollars ($800,000.00) cash. In addition, the Registrant issued Two Hundred and Seventy-Seven Thousand, Seven Hundred and Seventy-Eight (277,778) of its common, restricted, no par value shares, valued at approximately $3.60 per share to the shareholders of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company. The Merger and Corporate Reorganization was effected under Section 368(a)(1)(A) and 368(a)(1)(2)(D) of the Internal Revenue Code of 1986. As of the date of this Report, Jerry W. Tooley, one of the former shareholders of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company, was elected to the Board of Directors of Cellular Magnetics, Inc., and to the office of President of Cellular Magnetics, Inc. In addition, Mr. David Putnam, a former shareholder of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company, was appointed as Chief Financial Officer of Cellular Magnetics, Inc.

The consideration conveyed, in connection with, the Merger was determined by arms length negotiation between independent, unaffiliated parties represented by counsel of their choice.

A.C. Magnetics, Inc., d/b/a M.C. Davis & Company, is a small manufacturer and distributor of electrical devices and equipment. In addition to its facilities near Phoenix, Arizona, it has manufacturing operations in the province of Sonora, Mexico which were acquired by the Registrant by the virtue of the acquisition of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company.

The Registrant intends to manufacture its cellular phone antennae at these facilities, through the subsidiary.

For further information, please refer to Item 7 of this Report.



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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

A.  Financial Statements

         Financial Statements of the acquired corporation will be provided within the time period specified by the rules relating to filing reports on a Current Report on Form 8K, by amendment, if required.

B.  Exhibits.

         Exhibit 2.1 Plan and Agreement of Merger, dated October 14, 1996 by and between A. C. Magnetics, Inc., d/b/a M.C. Davis & Company, Cellular Magnetics, Inc. and Intercell Corporation.



























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



                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 21, 1996
                                 INTERCELL CORPORATION


                                 /s/ Gordon J. Sales
                                 ______________________________________________
                                 Gordon J. Sales,
                                 President & Chief Executive Officer
















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